UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 20, 2009
000-51562
Commission file number
AMERICAN COMMERCIAL LINES INC.
(Exact name of registrant as specified in its charter)

Delaware	75-3177794

(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1701 E. Market Street, Jeffersonville, Indiana	47130
(Address of principal executive offices)	(Zip Code)
(812) 288-0100
(Registrant’s telephone number, including area code)
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
EX-10.1

EXPLANATORY NOTE
On February 23, 2009, American Commercial Lines Inc. (the “Company”) filed a Form 8-K (the “Original Report”) relating to the entry into Amendment No. 6 to Credit Agreement, dated February 20, 2009 by American Commercial Lines LLC, Jeffboat LLC, and ACL Transportation Services LLC, each a wholly owned indirect subsidiary of the Company. This Form 8-K/A is being filed to replace Exhibit 10.1 in the Original Report. All other information in the Original Report remains unchanged.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

Exhibit Number	Description
Exhibit 10.1	Form of Amendment No. 6 to Credit Agreement, dated February 20, 2009, by and among American Commercial Lines LLC, Jeffboat LLC, and ACL Transportation Services LLC, and Wells Fargo Bank, National Association as administrative agent, Bank of America, N.A. and JPMorgan Chase Bank, N.A., as co-syndication agents, Fortis Capital Corp. and Bank of America, N.A. (as successor to La Salle Bank National Association) as co-documentation agents, and the financial institutions party thereto from time to time.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN COMMERCIAL LINES INC.
(REGISTRANT)

Date: June 8, 2009	By:	/s/ Dawn R. Landry

Dawn R. Landry
Senior Vice President
General Counsel & Corporate Secretary

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EXHIBIT INDEX

Exhibit 10.1	Form of Amendment No. 6 to Credit Agreement, dated February 20, 2009, by and among American Commercial Lines LLC, Jeffboat LLC, and ACL Transportation Services LLC, and Wells Fargo Bank, National Association as administrative agent, Bank of America, N.A. and JPMorgan Chase Bank, N.A., as co-syndication agents, Fortis Capital Corp. and Bank of America, N.A. (as successor to La Salle Bank National Association) as co-documentation agents, and the financial institutions party thereto from time to time.

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